UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1)

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EXPLANATORY NOTE

This amended and updated Schedule 14A is being filed by U.S. Energy Corp. to amend its definitive proxy statement (“Proxy Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) on April 29, 2021, for the Annual Meeting of Shareholders to be held on June 24, 2021, solely to correct the number of shares of common stock outstanding as of the record date of such meeting (which number was 4,469,599 shares of common stock), to update the percentage ownership of management and other beneficial owners in connection therewith, and to correct certain typographical errors contained in the original filing.

Except as specifically discussed in this Explanatory Note, this updated Schedule 14A does not modify or update any other disclosures presented in the Proxy Statement. In addition, this updated Schedule 14A does not reflect events occurring after the date of the Proxy Statement or modify or update disclosures that may have been affected by subsequent events. The Proxy Statement as corrected has been included below in full and such corrected Proxy Statement will be the version sent to shareholders.

U.S. ENERGY CORP.

675 Bering, Suite 390

Houston, TX 77057

Notice of 2021 Annual Meeting of Shareholders of

April 29, 2021

Dear Shareholders:

We are pleased to provide you with notice of our 2021 Annual Meeting of Shareholders (the “Annual Meeting”). The timing, location and summary of each of the proposals to be voted upon are as follows:

Date:	Thursday, June 24, 2021	Time:	8:00 AM CDT

Place:	675 Bering, Suite 390 Houston, TX 77057

Purposes:	1.	To elect two nominees for the Class Two directors identified in the accompanying Proxy Statement (James W. Denny III and Ryan L. Smith) to serve until the third succeeding annual meeting of shareholders (to be held in 2024) and until their successors have been duly elected or appointed and qualified;
	2.	To ratify the appointment of Plante & Moran PLLC as our independent auditor for the fiscal year ending December 31, 2021;
	3.	To approve, on an advisory basis, the 2020 compensation of the Company’s named executive officers;
	4.	To approve the adoption of the Company’s 2021 Equity Incentive Plan; and
	5.	To approve such other business as may arise that can properly be conducted at the Annual Meeting, or any adjournment or postponement thereof in accordance with the Bylaws of the Company.

The formal Proxy Statement that follows this letter provides extensive background information about each of the proposals, along with the recommendations of our Board of Directors to vote in favor of each of the proposals.

Only shareholders of record at the close of business on April 26, 2021 are entitled to receive notice of and to vote at the Annual Meeting. A copy of our Annual Report for the fiscal year ended December 31, 2020 is available at www.usnrg.com. Please read this information carefully before voting your proxy.

The Securities and Exchange Commission (“SEC”) has adopted rules regarding how companies must provide proxy materials to their shareholders. These rules are often referred to as “notice and access,” under which a company may select either of the following options for making proxy materials available to its shareholders:

●	the full set delivery option; or

●	the notice only option.

A company may use a single method for all of its shareholders, or use full set delivery for some while adopting the notice only option for others.

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Under the full set delivery option, a company delivers all proxy materials to its shareholders by mail. In addition to delivery of proxy materials to shareholders, the company must post all proxy materials on a publicly-accessible website and provide information to shareholders about how to access the website.

In connection with the Annual Meeting, we have elected to use the notice only option, which reduces environmental impact as well as printing and mailing costs. Unless otherwise requested by the shareholder, we are mailing to each shareholder a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) instead of mailing paper copies of the proxy materials. The Notice of Availability contains instructions on how to access the proxy materials on the Internet, and also on how to request a paper copy of the proxy materials. All shareholders who do not receive a Notice of Availability will receive a paper copy of the proxy materials by mail.

Whether or not you plan to attend the meeting, please take the time to vote:

●	Via the internet – Go to the website shown on your proxy card or Notice of Availability;
●	Via telephone – Call the toll-free number shown on your proxy card or the Notice of Availability; or
●	Via mail – Complete, sign and date your proxy card (if you requested one) and mail it in the postage paid envelope.

If you were a shareholder of record at the close of business on April 26, 2021, you may attend and vote at the Annual Meeting. The names of shareholders of record entitled to vote at the Annual Meeting will be available for review at the Annual Meeting.

If you wish to attend the Annual Meeting and vote in person, but you hold your shares through a broker or other nominee (i.e., your shares are held in “street name”), contact your broker or nominee promptly to obtain a “legal proxy,” which you must bring to the meeting in order to vote in person at the meeting. Thank you for your support for the recommendations of our Board of Directors.

By Order of the Board of Directors

/s/ Ryan Smith
Chief Executive Officer

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U.S. ENERGY CORP.

675 Bering, Suite 390

Houston, TX 77057

PROXY STATEMENT

FOR 2021 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, JUNE 24, 2021

This proxy statement (“Proxy Statement”) is provided in connection with a solicitation of proxies by the Board of Directors (the “Board”) of U.S. Energy Corp. (“U.S. Energy”, the “Company”, “we”, “our”, or “us”) for the annual meeting of shareholders to be held on Thursday, June 24, 2021, at 8:00 A.M. CDT, at the Houston offices of U.S. Energy, 675 Bering, Suite 390, Houston, TX 77057 (the “Annual Meeting”), and at any adjournments of the meeting. On or about May 11, 2021, we are first mailing the Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to shareholders.

GENERAL

Who Can Vote

Only holders of our common stock (“Common Stock”) at the close of business on the record date of April 26, 2021 are entitled to receive notice of, and to vote at, the Annual Meeting. As of April 26, 2021 (the “Record Date”) there were 4,469,599 shares of our Common Stock issued and outstanding, all of which are entitled to vote at the Annual Meeting.

You may hold your shares “of record” or in “street name.” The difference between shareholders of record and street name holders is:

●	Shareholder of Record. If your shares are registered directly in your own name with our transfer agent, Computershare Trust Company, Inc., you are considered to be the holder of record of those shares, and you may vote directly via internet, by telephone, by mail or in person.

●	Street Name Shareholder. If your shares are held in a stock brokerage account or by a broker or other nominee, you are considered the “street name” holder and the beneficial owner of those shares, and you have the right to direct your broker or nominee how to vote. However, since you are not the shareholder of record, you may not vote those shares in person at the Annual Meeting unless you obtain a “legal proxy,” which you must bring to the Annual Meeting in order to vote in person at the meeting.

Quorum and Voting Rights

A quorum for the Annual Meeting will exist if a majority of the voting power of the shareholders is present at the meeting, in person or represented by properly executed proxies delivered prior to the meeting. Shares of Common Stock present at the meeting that abstain/withhold from voting, or that are the subject of “broker non-votes,” will be counted as present for the purposes of determining a quorum.

You are entitled to one vote for each share of U.S. Energy Common Stock you hold, except that for the election of directors you may cumulate your votes. Cumulative voting generally allows each holder of shares of Common Stock to multiply the number of shares owned by the number of directors nominated for election, and to distribute the resulting number of votes among nominees in any proportion that the holder chooses.

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Broker Discretionary Votes

Under current New York Stock Exchange (“NYSE”) rules and interpretations that govern broker non-votes: (i) Proposal No. 1 for the election of directors is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal; (ii) Proposal No. 2 for the ratification of the appointment of Plante & Moran PLLC as our independent auditor for the fiscal year ending December 31, 2021, is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal; (iii) Proposal No. 3 for the approval, on an advisory basis, of the 2020 compensation of the Company’s named executive officers, is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal; and (iv) Proposal No. 4 for the approval of the adoption of the Company’s 2021 Equity Incentive Plan, is considered a non-discretionary matter, and a broker will not be permitted to exercise its discretion to vote uninstructed shares on the proposal. Because NYSE Rule 452 applies to all brokers that are members of the NYSE, this prohibition applies to the Annual Meeting even though our Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”).

Accordingly, if your broker does not receive instructions from you, your broker will not be able to vote your shares on any of the other matters, and a “broker non-vote” will occur with respect to those matters.

List of Shareholders Entitled to Vote at Annual Meeting

A complete list of shareholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Annual Meeting, beginning two (2) business days after the date of this Proxy Statement.

Attendance at the Annual Meeting

Attendance at the Annual Meeting is limited to holders of record of our Common Stock, at the close of business on the Record Date, and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of our Common Stock or preferred stock, such as a bank or brokerage account statement indicating that you owned shares of our Common Stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.

As described above, we intend to hold our annual meeting in person. However, we are monitoring the situation regarding COVID-19, taking into account guidance from public health officials. The health and well-being of our employees and shareholders is our top priority. Accordingly, we are planning for the possibility that the Annual Meeting may be held in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We will announce any such updates as promptly as practicable, including details on how to participate, by press release, through a filing with the SEC and on our website. We encourage you to check our website prior to the meeting if you plan to attend. As always, we encourage you to vote your shares prior to the annual meeting.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Conduct at the Meeting

The Chairman of the Annual Meeting has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for shareholders who wish to address the meeting. Only shareholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing shareholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every shareholder who wishes to speak on an item of business will be able to do so.

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Votes Needed

On Proposal 1, Election of Directors, nominees in a number equal to the seats to be filled on the Board who receive a plurality of votes cast will be elected as directors. If you withhold your shares from voting, your shares will not be counted for any director. Withheld votes and broker non-votes will have no effect on the election of directors.

Each of the other proposals, and any other matter which properly comes before the meeting in accordance with the Amended and Restated Bylaws of the Company (the “Bylaws”), will be approved or ratified, as the case may be, if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Abstentions and broker non-votes are not considered votes cast, and they will have no effect on such proposals.

How Your Proxy Will Be Voted; Recommendation of the Board

The Board is soliciting a proxy to provide you with the opportunity to vote on all matters scheduled to come before the meeting (as stated in the Notice of Annual Meeting which accompanies this Proxy Statement), whether or not you attend in person.

The Board recommends you vote as follows on the four proposals stated in the Proxy Statement:

●	“For” each of the nominees in Proposal 1 – i.e., the election of two nominees for Class Two directors (James W. Denny III and Ryan L. Smith) to serve until the third succeeding annual meeting of shareholders (to be held in 2024) and until their successors have been duly elected or appointed and qualified;

●	“For” Proposal 2 – the ratification of the appointment of Plante & Moran PLLC as the independent auditor of the Company for the year ended December 31, 2021;

●	“For” Proposal 3 – to approve, on an advisory basis, the 2020 compensation of the Company’s Named Executive Officers; and

●	“For” Proposal 4 – to approve the adoption of the U.S Energy Corp. 2021 Equity Incentive Plan.

Granting Your Proxy

Your shares will be voted as you specify if you properly complete and return the appropriate form of proxy. If you make no specifications, your proxy will be voted in favor of each proposal listed above.

We do not expect any matters to be presented for action at the meeting other than the matters stated in the Notice of Annual Meeting accompanying this Proxy Statement. However, as permitted by Securities and Exchange Commission (“SEC”) Rule 14a-4(c), the proxy will confer discretionary authority with respect to any other matter that may properly come before the meeting. The persons named as proxies intend to vote in accordance with their judgment on any such matters.

Revoking Your Proxy

If you are a shareholder of record and submit a proxy, you may revoke it later or submit a revised proxy at any time before it is voted. You also may attend the meeting in person and vote by ballot, which would cancel any proxy you previously submitted. If you are a street name shareholder and you vote by proxy, you may change your vote prior to the meeting by submitting new voting instructions to your broker or other nominee in accordance with that entity’s procedures.

Proxy Solicitation

We will pay all expenses of our solicitation of proxies for the Annual Meeting. In addition to solicitations by mail, arrangements have been made for brokers and other nominees to send proxy materials to beneficial owners, and we will reimburse those brokers and other nominees for their reasonable expenses. We have not hired a solicitation firm for the meeting. Our employees and directors may solicit proxies by telephone or other means, if necessary; they will not receive additional compensation for these services.

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Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials or Notice of Availability, as applicable with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials or Notice of Availability, as applicable. This process, which is commonly referred to as “householding,” potentially results in extra convenience for shareholders, cost savings for companies and conservation of paper products. We have adopted this “householding” procedure.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials or Notice of Availability, as applicable, you may:

●	send a written request to the Company’s corporate headquarters, 675 Bering Drive, Suite 390, Houston, Texas 77057; Attention: Ryan Smith, Chief Executive Officer or call (303) 993-3200, if you are a shareholder of record; or

●	notify your broker, if you hold your shares in street name.

Upon receipt of your request, we will promptly deliver a separate set of proxy materials or Notice of Availability, as applicable, to you. You may also contact us as described above if you are receiving multiple copies of our proxy materials and would like to receive only one copy in the future.

Requirements and Deadlines for Shareholders to Submit Proposals For 2022 Annual Meeting

Proposals of holders of our voting securities intended to be presented at our 2022 annual meeting of shareholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A of the Exchange Act, must be received by us, addressed to 675 Bering Drive, Suite 390, Houston, Texas 77057; Attention: Ryan Smith, Chief Executive Officer, not earlier than the close of business on February 24, 2022, and not later than the close of business on March 26, 2022, together with written notice of the shareholder’s intention to present a proposal for action at the fiscal 2022 annual meeting of shareholders, unless our annual meeting date occurs more than 30 days before or 30 days after June 24, 2022. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2022 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the fiscal 2022 annual meeting or, if the first public announcement of the date of the fiscal 2022 annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the fiscal 2022 annual meeting.

The requesting shareholder shall give written notice to the Secretary of the Company, providing: (i) a brief description of the shareholder proposal which the shareholder wishes to present to the meeting; (ii) the reason why the shareholder proposal is sought to be presented at the meeting; (iii) a statement of any material interest which the requesting shareholder or its beneficial owners have in the shareholder proposal; (iv) as to the requesting shareholder giving the notice and the beneficial owner, if any, on whose behalf the shareholder proposal to nominate or another shareholder proposal is made, a statement of (1) the requesting shareholder’s and such beneficial owner’s name and address, (2) the number of shares of the Company owned of record or beneficially by the requesting shareholder and such beneficial owner, (3) the name of each nominee holder of shares owned beneficially but not of record by the requesting shareholder and the number of shares of stock held by each such nominee holder, and (4) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of the requesting shareholder with respect to stock of the Company and whether any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made by or on behalf of the requesting shareholder, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk of stock price changes for, such shareholder or to increase or decrease the voting power or pecuniary or economic interest of the requesting shareholder with respect to stock of the Company; (v) a description of all agreements, arrangements or understandings between the requesting shareholder and any other person or persons (including their names) in connection with the shareholder proposal; (vi) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination and a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends to solicit proxies from other shareholders in support of such nomination; and (vii) the text of any amendment to the Articles, or Bylaws, which would be part of the shareholder proposal.

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Shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2022 annual meeting must comply with the requirements of, and all the applicable rules and regulations promulgated by, the SEC under the Securities Exchange Act of 1934, as amended, including the deadline set forth above, and our Bylaws, as amended.

Copies of Our Form 10-K

Promptly upon receiving a written request from any shareholder, we will send to the shareholder without charge a copy of our Annual Report on Form 10-K for the year ended December 31, 2020, with exhibits, as filed with the SEC. Please address your request to the Company’s corporate headquarters, 675 Bering Drive, Suite 390, Houston, Texas 77057; Attention: Ryan Smith, Chief Executive Officer.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Appraisal Rights

Incorporation by Reference

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the section of this proxy statement titled “Audit Committee Report” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”)) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

CORPORATE GOVERNANCE

Committees of the Board

	Independent	Director Class	Audit Committee	Compensation Committee	Nominating Committee	Hedging Committee
Ryan L. Smith		Two
James W. Denny III	X	Two			C	M
Randall D. Keys	X	One	C	M	M	M
Javier F. Pico	X	Three	M	M	M
D. Stephen Slack(1)	X	One	M	C

(1) Chairman of Board of Directors.

C – Chairman of Committee.

M – Member.

Director Independence

The Board is currently comprised of a majority of independent directors. Specifically, the Board has determined that James W. Denny III, Randall D. Keys, Javier F. Pico and D. Stephen Slack are independent under applicable Nasdaq rules. In addition, the Audit Committee (consisting of three members), the Compensation Committee (consisting of three members), and the Nominating Committee (consisting of three members) are each comprised solely of independent directors as required under the applicable requirements of Nasdaq and the SEC.

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Board Leadership

The Company’s Bylaws provide that the Chairman of the Board may not be the Chief Executive Officer and shall be appointed by the affirmative vote of at least a majority of the members of the Board, unless otherwise determined by the Board. We believe the separation of the Chairman (Mr. Slack) and Chief Executive Officer (Mr. Smith) roles to be a best practice as it relates to strong corporate governance. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Meetings of the Board

The Board currently consists of five members and it has primary responsibility for directing management of the business. During 2020, the Board consisted of five members. The Board held six formal meetings during 2020, which were attended, in person or by telephone, by all of the directors serving on the Board.

Attendance at Annual Meetings by Directors

Directors are encouraged, but not required, to attend annual meetings. At the Company’s last annual meeting held on June 9, 2020, all directors were in attendance in person or via telephone.

Executive Sessions of the Board of Directors

The independent members of the Board of Directors of the Company meet in executive session (with no management directors or management present) from time to time, but at least once annually. The executive sessions include whatever topics the independent directors deem appropriate.

Communications from Shareholders to the Board

The independent directors have established a process for collecting and organizing communications from shareholders. Shareholders may send communications to the Board by addressing their communications the Company’s corporate headquarters, 675 Bering Drive, Suite 390, Houston, Texas 77057; Attention: Ryan Smith, Chief Executive Officer. Pursuant to this process, the Chief Executive Officer then reviews the communications, determines which of the communications address matters of substance that should be considered by all directors and sends those communications to all the directors for their consideration.

Upon receipt of any communication that is clearly marked “Confidential,” our Chief Executive Officer will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board.

Audit Committee

To provide effective direction and review of fiscal matters, the Board has established an Audit Committee. The Audit Committee has the responsibility of reviewing our financial statements, exercising general oversight of the integrity and reliability of our accounting and financial reporting practices, and monitoring the effectiveness of our internal control systems. The Audit Committee also retains our independent outside audit firm. It also exercises general oversight of the activities of our independent auditors, principal financial officer, principal accounting officer, accounting employees and related matters. The current Chairman of the Audit Committee is Randall D. Keys. The Board has determined that Mr. Keys is an “audit committee financial expert” as defined in Item 407(d) of SEC Regulation S-K. The other members of the Audit Committee are Javier F. Pico, who has served since May 2017, and D. Stephen Slack, who has served since December 2019. All members of the Audit Committee are independent directors under applicable Nasdaq and SEC rules.

The Audit Committee formally met four times in 2020. All Audit Committee members attended each meeting in person or by telephone. The Committee reviewed our financial statements for each quarter in 2020 and the year as a whole and discussed the financial statements with management and our independent audit firm. Based on the foregoing, the Audit Committee recommended to the Board at the Board meeting held on March 25, 2021 that the audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2020. The Audit Committee also reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis.

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Compensation Committee

We have a Compensation Committee, the current members of which are Randall D. Keys, Javier F. Pico and D. Stephen Slack. These members are independent under applicable criteria established by Nasdaq. The Compensation Committee met formally on two occasions in 2020 and discussed compensation matters informally several times during the year. All Compensation Committee members attended all meetings of the Committee during 2020 either in person or by telephone.

The Compensation Committee reviews and recommends to the Board compensation packages for the executive officers of the Company. The Compensation Committee may delegate to a subcommittee or to our Chief Executive Officer or other officer such of its duties and responsibilities as the Compensation Committee deems to be in the best interests of the Company, provided such delegation is not prohibited by law or Nasdaq rule. The Compensation Committee did not formally engage a compensation consultant during 2020.

Nominating Committee

We have a Nominating Committee, currently consisting of James W. Denny III, Randall D. Keys and Javier F. Pico. These members are independent directors under Nasdaq rules. The Nominating Committee is responsible for identifying and recommending to the Board nominees for election to the Board. Once identified, the Nominating Committee reviews the qualifications (including capability, availability to serve, conflicts of interest, and other relevant factors) of any identified potential director candidate and, where necessary, assists in interviewing such candidate. The Nominating Committee recommends to the Board appropriate nominees for election to be included in the proxy statement for the annual shareholders meeting. The Nominating Committee met formally on one occasion during 2020.

Shareholder Recommendations

The Nominating Committee (which is comprised solely of independent directors) considers and recommends to the Board individuals who may be suitable to be nominated to serve as directors. All director candidates recommended by a shareholder, or a director or officer, will be evaluated by the Nominating Committee in good faith. The Nominating Committee considers diversity in identifying nominees for director, but has not adopted a formal, written diversity policy. The charter of the Nominating Committee sets forth a procedure for shareholders to follow in recommending director candidates to the Nominating Committee. Pursuant to the Nominating Committee charter, a nominating shareholder should provide a written request that the Nominating Committee consider a particular candidate at least 90 days prior to the meeting at which the candidate would be elected. The request must include specified information about the candidate, including a discussion of his or her background and experience, and related matters, and the candidate must have certain attributes and experience, in each case as described in the Nominating Committee charter.

For the Annual Meeting, the Nominating Committee did not receive a request from any shareholder for consideration of a director nominee candidate.

Hedging Committee

The Company has a Hedging Committee to review and approve the use of all hedging agreements. The current members are James W. Denny III and Randall D. Keys. The Hedging Committee did not formally meet in 2020, but discussed hedging matters informally several times during the year.

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Risk Oversight

We face various risks in our business, including liquidity and operational risks. Liquidity risk is encountered in the context of balancing contractual commitments to spend capital and also is involved in our hedging commitments for oil and natural gas price protection. Any change in our hedging strategy will require the approval of the Board and the Hedging Committee.

General business operations are managed by our Chief Executive Officer, who reports to the Board. An annual budget is approved by the Board, with appropriate modifications as needed throughout the year by the Board. However, material budget variations are subject to prior approval by the Board, even if the category and fund allocation generally had been previously approved by the Board. In these situations, the Chairman will call a Board meeting to discuss specific terms, costs and variables, and associated risks, before committing the Company. We believe this process provides the Board with a continuing and key role in risk oversight.

Compensation Risk Assessment

We do not believe that our compensation programs encourage excessive risk taking. Risk mitigating factors of our compensation program and Board governance include:

●	A mix of short-term and long-term incentives designed to incentivize creation of long-term shareholder value; and

●	Caps on awards under our bonus programs, along with the use of targeted performance goals designed to emphasize metrics that lead to long-term shareholder value creation.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

None of our executive officers or directors has been involved in any of the following events during the past ten years:

(1)	any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses);

(2)	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

(3)	being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law;

(4)	being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(5)	being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1)(a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

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Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time. However, as illustrated in the “Principal Holders of Voting Securities and Ownership by Officers and Directors” table below, all Named Executive Officers and directors are beneficial owners of stock of the Company.

Anti-Hedging Policies

The Company recognizes that hedging against losses in Company shares may disturb the alignment between stockholders and executives that equity awards are intended to build; however, while ‘short sales’ are discouraged by the Company, the Company does not currently have a policy prohibiting such transactions. We plan to implement a policy prohibiting such transactions in the future.

Compensation Recovery

Under the Sarbanes–Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer. We plan to implement a clawback policy in the future, although we have not yet implemented such policy, in accordance with the requirements of The Dodd–Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Notwithstanding the above, the employment agreement with Ryan. Smith, our Chief Executive Officer, is expressly subject to the clawback and other terms of the Dodd-Frank Act.

Code of Conduct

We are committed to sound corporate governance principles. As evidence of this commitment, the Board has adopted charters for its committees and a Code of Ethics. These documents, along with the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) and Bylaws, provide the framework for our corporate governance. The charters of the Audit Committee, the Compensation Committee, and the Nominating Committee may be viewed at our website (www.usnrg.com), at the tab “About Us,” then go to “Corporate Governance.” The Code of Ethics also may be viewed at that location. If these documents are amended (or if the Code of Ethics is waived in a manner requiring disclosure under SEC rules), the amendments (and the occurrence of the waiver of the Code of Ethics) will be disclosed on the website as required by the SEC. Copies of each of these documents are available without charge to any person who requests them, by sending a request to the Company’s corporate headquarters, 675 Bering Drive, Suite 390, Houston, Texas 77057; Attention: Ryan Smith, Chief Executive Officer.

PRINCIPAL HOLDERS OF VOTING SECURITIES AND
OWNERSHIP BY OFFICERS AND DIRECTORS

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of April 26, 2021 (the “Record Date”), referred to in the table below as the “Beneficial Ownership Date”, by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our securities;

●	each of our directors;

●	each of our Named Executive Officers; and

●	all directors and executive officers as a group.

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The column titled “Percentage of Shares Beneficially Owned” is based on a total of 4,469,599 shares of our Common Stock outstanding as of the Beneficial Ownership Date.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date are deemed outstanding but are not deemed outstanding for computing the percentage ownership of any other person.

To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors, director nominees and officers is c/o 675 Bering, Suite 100, Houston, Texas 77057.

Title of Class	Name of Beneficial Owner		Position with Company	Beneficial Ownership		Percent of Shares Beneficially Owned
Common	Ryan L. Smith		CEO, CFO, President and Director	158,450	(1)	3.5%
Common	James W. Denny III		Director	15,000		*	%
Common	Randall D. Keys		Director	15,000		*	%
Common	Javier F. Pico		Director	20,000	(2)	*	%
Common	D. Stephen Slack		Chairman	15,000		*	%

Common	Directors and executive officers as a group (5 people)			223,450		5.0%

Greater than 5% Shareholders
Common	Empery Asset Management, LP	(3)	>5% Stockholder	425,195		9.5%
Common	Mt. Emmons Mining Company	(4)	>5% Stockholder	328,000		7.3%

* Less than one percent

(1)	Mr. Smith owns 146,219 shares of our Common Stock and stock options to purchase 10,000 shares of Common Stock at an exercise price of $11.60 per share, which expire on November 10, 2027. Mr. Smith’s beneficial ownership also includes 2,231 shares currently owned by the employee stock ownership plan (“ESOP”) that Mr. Smith has dispositive power over as an ESOP Trustee. Includes 100,000 shares which are subject to vesting at the rate of 1/4th of such shares on each of January 21, 2022, 2023, 2024 and 2025, subject to Mr. Smith’s continued service with the Company.

(2)	Includes 18,000 shares of Common Stock and stock options to purchase 2,000 shares which have an exercise price of $7.20 per share and expire on August 16, 2027.

(3)	The amounts shown and the following information are derived from the Schedule 13G filed on February 18, 2021 by Empery Asset Management, LP, or collectively the “Empery Reporting Persons”. Empery Asset Management, LP (the “Investment Manager”), serves as investment manager held by funds over which it serves as Investment Manager (the “Empery Funds”). The Investment Manager serves as the investment manager to each of the Empery Funds. The address of the Empery Reporting Persons is 1 Rockefeller Plaza, Suite 1205, New York, NY 10020.

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(4)	Represents shares of Common Stock held by Mt. Emmons Mining Company, an indirect wholly-owned subsidiary of Freeport-McMoRan Inc. Freeport-McMoRan Inc.’s address is 333 North Central Avenue, Phoenix, Arizona 85004. Mt. Emmons Mining Company’s address is 2131 County Road 12, Crested Butte, CO 81224. Based solely on information reported on Schedule 13G filed by Freeport-McMoRan Inc. with the SEC on January 8, 2021, which information has not been independently verified or confirmed.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

PROPOSAL 1: ELECTION OF DIRECTORS

Directors

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving the Company and our stockholders.

Our Current Directors consist of:

Name	Position	Age	Director Class	Director Since
Ryan L. Smith	President, Chief Executive Officer and Chief Financial Officer and Director	38	Two*	January 2021
James W. Denny III	Director	73	Two*	December 2019
Randall D. Keys	Director	61	One	December 2019
Javier F. Pico	Director	61	Three	May 2017
D. Stephen Slack	Chairman	71	One	December 2019

* Up for appointment at the Annual Meeting.

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The Company’s Board currently consists of five directors. The Company’s Articles of Incorporation provide for the division of the Company’s Board into three classes as equal in number as the total number of members of the Board provided in the Bylaws permits. The Company’s Bylaws limit service of the independent directors to two three-year terms. If recommended by the Chairman of the Board and approved by the Board, an independent director may serve one additional term.

The nominees for election at the Annual Meeting are James W. Denny III and Ryan L. Smith (each current members of the Board). Please see biographical information for the directors and the nominees below, under the heading “Business Experience of Directors and Officers.” If approved by the shareholders, both nominees will serve terms that will expire at the 2024 annual meeting.

Executive Officers

The executive officers of the Company are elected by the Board at the annual directors’ meeting which follows each annual shareholders’ meeting, to serve until the officer’s successor has been duly elected and qualified, or until earlier death, retirement, resignation or removal. Please see biographical information for our executive officers below, under the heading “Business Experience of Directors and Officers.”

Business Experience of Directors and Officers

Set forth below is certain biographical information for each director and executive officer as of the date of this filing. The Nominating Committee selects director nominees based on their skills, achievements, and experience, and believes that each nominee should have experience in positions of responsibility and leadership and an understanding of our oil and natural gas exploration and production business. Our overall objective is to identify a group of directors that can best contribute to our long-term success. All of the directors, including the directors standing for re-election, discussed below are seasoned leaders who collectively bring to the Board a vast array of oil and natural gas industry, public company and private company and other business experience, all at the senior executive officer level, and who meet our director qualification standards. Among other attributes, the members of our Board possess a wide breadth of varied skills, experience and leadership in the natural resources and energy industries, finance and accounting, risk management, operations management, strategic planning, business development, regulatory and government affairs, corporate governance, human resources and compensation, and public policy—qualities that led the Nominating Committee and the Board to conclude that these individuals should serve as our directors at this time, in light of our business and structure, overall industry environment, and our long-term strategy. The specific experiences, qualifications, attributes, and skills of each director are briefly described below. In addition, the directors represent diverse backgrounds, skill sets, and viewpoints, with a blend of historical and fresh perspectives, and have a demonstrated ability to work collaboratively with candid discussion.

James W. Denny III (Age 73) – Independent Director (Director Nominee) (Class Two). Mr. Denny has served on the Board since December 2019. Mr. Denny possesses more than 45 years of industry related experience. Mr. Denny previously served as Executive Vice President of Operations for Lilis Energy from April 2018 to July 2019. Mr. Denny served as Vice President at Siltstone from January 2016 to March 2018 and as Magnum Hunter Resource Corporation’s Executive Vice President of Operations and as President of the Appalachian Division from 2007 to September 2015. Mr. Denny also served as President and Chief Executive Officer of Gulf Energy Management Company, a wholly-owned subsidiary of Harken Energy Corporation from 2002 to 2007. In his capacity as President and Chief Executive Officer of Gulf Energy Management, Mr. Denny was responsible for all facets of Gulf Energy Management’s North American operations. He is a registered professional engineer in the state of Louisiana and is a certified earth scientist. He is also a member of various industry associations, including the American Petroleum Institute, the National Society of Professional Engineers, the Society of Petroleum Engineers and the Society of Petroleum Evaluation Engineers. He is a graduate of the University of Louisiana-Lafayette with a Bachelor of Science in Petroleum Engineering. The Board has concluded that Mr. Denny’s experience qualifies him for service as an independent director and as a member of the Audit, Compensation and Nominating Committees.

Randall D. Keys (Age 61) – Independent Director (Class One). Mr. Keys has served on the Board since December 2019. Mr. Keys served as Chief Executive Officer of Evolution Petroleum Corporation, a NYSE-listed exploration and production company, prior to his retirement in June 2018. He joined Evolution in 2014 as Chief Financial Officer. Mr. Keys has over 35 years of experience in the oil and gas industry, including positions as Chief Financial Officer of public energy companies. He earned a B.B.A. in Accounting from the University of Texas at Austin and began his career with the accounting firm of KPMG. The Board has concluded that Mr. Keys’ broad experience in the energy industry qualifies him for service as an independent director. Further, his experience as a financial officer in public energy companies, experience with SEC reporting requirements and his education and prior certification as a CPA qualifies him to serve as an Audit Committee Financial Expert.

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Javier F. Pico (Age 61) - Independent Director (Class Three). Mr. Pico was appointed to the Board on May 8, 2017 and elected by the shareholders on July 17, 2017. Mr. Pico has practiced law for 27 years and has been the Managing Partner of Javier F. Pico, P.C. Law Offices in Boston, Massachusetts since 1992 where he practices business, real estate and immigration law. He received his Juris Doctor from the Boston University School of Law and is licensed to practice law in New York and Massachusetts. The Board has concluded that Mr. Pico’s experience qualifies him for service as an independent director and as a member of the Audit, Compensation and Nominating Committees.

D. Stephen Slack (Age 71) – Independent Director (Class One). Mr. Slack has served on the Board since December 2019 and as Chairman of the Board of Directors December 2019. Mr. Slack is the former President and Chief Executive Officer of South Bay Resources, L.L.C., a privately held oil and gas exploration and production company, and of its affiliate South Bay Resources Canada, Inc. Prior to founding South Bay in 2001, Mr. Slack served as Senior Vice President and Chief Financial Officer of Pogo Producing Company, Inc. (formerly NYSE: PPP), an independent oil and gas producer, from 1988 to 1998, and as a director from 1990 to 1998. From March 2003 to August 2010, Mr. Slack served as a director of The Cornell Companies, Inc. (formerly NYSE: CRN). During his tenure, Mr. Slack served as chair of the Audit Committee, the Committee’s designated financial expert and as a member of the Compensation Committee. Mr. Slack received his bachelor’s degree from the University of Southern California and his Master of Business Administration (M.B.A.) from Columbia University. The Board has concluded that Mr. Slack’s experience qualifies him for service as an independent director and as a member of the Audit, Compensation and Nominating Committees.

Ryan L. Smith (Age 38) – Director (Director Nominee) (Class Two), Chief Executive Officer and Chief Financial Officer. Mr. Smith has served as the Company’s Chief Executive Officer since December 2019 and as the Company’s Chief Financial Officer since May 2017. Mr. Smith consulted for the Company from January 2017 to May 2017. Prior to this position, Mr. Smith served as Emerald Oil Inc.’s Chief Financial Officer from September 2014 to January 2017 and Vice President of Capital Markets and Strategy from July 2013 to September 2014. Prior to joining Emerald, Mr. Smith was a Vice President in Canaccord Genuity’s Investment Banking Group focused solely on the energy sector. Mr. Smith joined Canaccord Genuity in 2008 and was responsible for the execution of public and private financing engagements along with mergers and acquisitions advisory services. Prior to joining Canaccord Genuity, Mr. Smith was an Analyst in the Wells Fargo Energy Group, working solely with upstream and midstream oil and gas companies. Mr. Smith holds a Bachelor of Business Administration degree in Finance from Texas A&M University.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our Common Stock to file reports of their ownership of, and transactions in, our Common Stock with the SEC and to furnish us with copies of the reports they file. Based solely upon our review of the Section 16(a) filings that have been furnished to us we believe that all filings required to be made under Section 16(a) during 2020 were timely made.

Board Recommendation

The Board recommends you vote “FOR” the director nominee contained in Proposal 1. For the reasons provided in this Proxy Statement, we are asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders approve the election of James W. Denny III and Ryan L. Smith as the Class Two directors of the Company to serve until the third succeeding annual meeting of shareholders to be held in 2024 and until their successor(s) have been duly elected or appointed and qualified.”

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board seeks shareholder ratification of the Audit Committee’s engagement and appointment of Plante & Moran, PLLC (“Plante Moran”), certified public accountants, to act as the independent registered public accounting firm for the audit of our financial statements for the year ending December 31, 2021. The Audit Committee has not determined what action, if any, would be taken should the appointment of Plante Moran not be ratified at the meeting.

Principal Accounting Fees and Services

The Audit Committee approves the terms of engagement before we engage the audit firm for audit and non-audit services, except as to engagements for services outside the scope of the original terms, in which instances the services are provided pursuant to pre-approval policies and procedures established by the Audit Committee. These pre-approval policies and procedures are detailed as to the category of service and the Audit Committee is kept informed of each service provided. These policies and procedures, and the work performed pursuant thereto, do not include any delegation to management of the Audit Committee’s responsibilities under the Exchange Act.

Plante Moran, the Company’s independent registered accounting firm for the fiscal years ended December 31, 2020 and 2019, charged the following fees related to our 2020 and 2019 financial statements through March 31, 2021, all of which were approved by the Audit Committee:

	2020	2019
Audit fees	$258,595	$205,826
Audit-related fees (1)	59,590	-
Tax fees	-	-
All other fees (2)	49,597	-
Total	$367,782	$205,826

(1) Audit related fees relate to the audit of the acquired properties of FieldPoint Petroleum Corporation for the year ended December 31, 2019.

(2) All other fees relate to review of registration statements filed by the Company during the year ended December 31, 2020.

Relationship with Independent Accountants

Each audit report of Plante Moran on the Company’s financial statements for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, although Plante Moran’s audit report on the Company’s financial statements for the year ended December 31, 2019 stated that the Company has suffered recurring losses from operations and has significant uncertainties that raise substantial doubt about its ability to continue as a going concern. The Company’s financial statements for the year ended December 31, 2020 assumed the Company would continue as a going concern.

During the two most recent fiscal years ended December 31, 2020, there were no disagreements between the Company and Plante Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Plante Moran, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the two most recent fiscal years ended December 31, 2020, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K concerning Plante Moran, except that for the years ended December 31, 2019 and 2020, material weaknesses existed in our internal control over financial reporting, as described in Item 9A to our annual reports on Form 10-K for each such year.

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Board Recommendation

The Board recommends you vote “FOR” Proposal 2. For the reasons provided in this Proxy Statement, we are asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders ratify the Audit Committee’s appointment of Plante & Moran PLLC, certified public accountants, to act as the auditors of the Company’s financial statements for the year ending December 31, 2021.”

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act, our shareholders are entitled to cast an advisory “say-on-pay” vote at the Annual Meeting to approve the compensation of the Company’s executive officers named in the “Summary Compensation Table below”, as disclosed in this Proxy Statement. We currently hold an advisory vote on executive compensation every year. We last held a vote on the frequency of future votes on “say-on-pay” approval of executive compensation at our 2017 Annual Meeting. Consistent with Rule 14a-21(b) of the Exchange Act, our next vote on the frequency of future votes on “say-on-pay” is expected to take place at our 2023 annual meeting of stockholders. At the 2020 annual shareholders’ meeting, the outcome of the say-on-pay vote was 670,197 votes for, 6,097 votes against, and 34,009 votes abstaining.

As an advisory vote, the result of the vote on this Proposal 3 is not binding on the Board or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for Named Executive Officers referenced in the “Summary Compensation Table” below.

Executive and Director Compensation

Our executive and director compensation programs are designed to provide a competitive level of compensation to attract, motivate and retain talented and experienced executives and to motivate them to achieve short-term and long-term corporate goals that enhance shareholder value.

Summary Compensation Table

The following table sets forth information concerning the compensation of our Chief Executive Officer (CEO), Chief Financial Officer (CFO) and the most highly compensated executive officer other than the Chief Executive Officer and Chief Financial Officer who was serving as an executive officer of the Company at the end of December 31, 2020 (the Company had no executive officers other than the CEO as of December 31, 2020), and up to two additional individuals for whom disclosure would have been required had they been serving as an executive officer at the end of the last completed fiscal year (collectively, the “Named Executive Officers”) for the years ended December 31, 2020 and 2019.

Name and Position	Year	Salary	Bonus	Stock Awards(3)	Option Awards	All Other Compensation		Total

Ryan L. Smith	2020	$240,000	$240,000	$234,720	$-	$7,200	(2)	$721,920
Chief Executive Officer and Chief Financial Officer(1)	2019	$240,000	$312,000	$-	$-	$7,200	(2)	$559,200

C. Randel Lewis
Former Chairman, Interim Chief Executive Officer and Custodian(4)	2019	$-	$-	$-	$-	$59,040		$59,040

David A. Veltri
Former Chief Executive Officer(5)	2019	$134,625	$-	$-	$-	$18,207	(3)	$152,832

Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000. None of our executive officers received any change in pension value and nonqualified deferred compensation earnings during the periods presented.

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(1)	Mr. Smith was appointed Chief Executive Officer on December 10, 2019.

(2)	All Other Compensation for Mr. Smith in 2020 and 2019 is comprised of the employer 401(k) matching contributions and health plan reimbursement.

(3)	Stock awards for 2020 reflects the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718 and does not necessarily reflect the actual value that may be realized by the executive. For fiscal year 2020, the grant date fair value for restricted stock awards is based on the closing price of our Common Stock on January 28, 2020, the grant date for those awards, which was $4.89 per share.

(4)	Mr. Lewis served as our court appointed custodian, interim Chief Executive Officer and Chairman from May 30, 2019 through his discharge following the 2019 annual meeting held December 10, 2019. Mr. Lewis received $59,040 for his services as custodian. Mr. Lewis did not receive additional compensation for his service on the Board.

(5)	Mr. Veltri was terminated as President and Chief Executive Officer on February 25, 2019. All Other Compensation for Mr. Veltri in 2019 is comprised of $14,617 paid to Mr. Veltri on expense reports for items that may have been personal in nature and employer 401(k) matching contributions of $3,590.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information relating to the unexercised stock options and the unvested stock awards for the Named Executive Officers as of December 31, 2020. Each award to each Named Executive Officer is shown separately, with a footnote describing the award’s vesting schedule.

	Stock Option Awards					Restricted Stock Awards
	Number of Securities Underlying					Shares of Restricted Stock
	Unexercised Options			Option	Option	That Have Not Vested
Name	Exercisable		Unvested	Exercise Price	Expiration Date	Number	Market Value

Ryan L. Smith	10,000	(1)	-	$11.60	11/10/2027	48,000	$234,720

(1)	In November 2017, Mr. Smith was granted stock options to purchase 10,000 shares of common stock which are presently exercisable.

Option Exercises During Fiscal 2020

None of our Named Executive Officers exercised any options during fiscal 2020.

Employment Agreements

Ryan L. Smith – Chief Executive Officer

The Company entered into an Employment Agreement with Mr. Ryan L. Smith on March 5, 2020. The term of Mr. Smith’s Employment Agreement commenced on March 5, 2020 and, unless terminated sooner as provided in the Employment Agreement, was to continue until January 1, 2021, and thereafter on a year-to-year basis, for successive terms of one year, unless Mr. Smith or the Company provides written notice within 60 days prior to the then renewal date. As no notice of termination was provided on January 1, 2021, the Employment Agreement automatically renewed for a one-year term until January 1, 2022. Nonrenewal of the Employment Agreement will not be treated as a termination of employment with the Company unless Mr. Smith’s employment with the Company is actually terminated in connection with such nonrenewal.

The Employment Agreement provides for Mr. Smith to serve as the Chief Executive Officer and “principal accounting officer” of the Company during the term of the agreement.

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Mr. Smith’s employment agreement provides for (a) base salary of $240,000, which may be increased from time to time in the discretion of the Compensation Committee; (b) Mr. Smith’s right to earn a performance bonus in cash, subject to the satisfaction of applicable performance criteria established from time to time by the Compensation Committee or the Board, and based on the Compensation Committee’s or Board’s evaluation of the condition of Company’s business, the results of operations, Mr. Smith’s individual performance for the performance period, and the satisfaction by Mr. Smith or the Company of goals and milestones, or any combination thereof (“Performance Criteria”); and (c) subject to the satisfaction of applicable Performance Criteria and any other conditions required by the Compensation Committee or the Board, that Mr. Smith is eligible to receive an annual equity grant, in the discretion of the Compensation Committee or the Board. Mr. Smith may also receive additional bonuses awarded from time to time in the discretion of the Board and/or Compensation Committee in cash, stock, or options.

In the event that the Company terminates Mr. Smith’s employment without cause (as that term is defined in the Employment Agreement) or Mr. Smith terminates his employment for good reason (as that term is defined in the Employment Agreement), Mr. Smith shall be entitled to receive (i) any accrued obligation (as that term is defined in the Employment Agreement); (ii) any unpaid annual bonus for any completed fiscal year that has ended prior to termination with such amount to be determined by actual performance during the completed fiscal year; (iii) a lump sum payment equal to his annual base salary (i.e., 12 months of salary at his then rate); (iv) a payment equal to the value of any non-discretionary annual cash bonus that would have been payable based on actual performance, pro-rated for the period worked prior to termination; (v) if Mr. Smith (or his dependents) elects COBRA coverage (or similar coverage as provided by similar state law), for a maximum of 12 months, a monthly payment equal to the monthly COBRA premium cost applicable to Mr. Smith; and (vi) immediate vesting of any and all equity awards granted to Mr. Smith during his employment. Such amounts are payable by the 60th day following the termination of his employment.

If Mr. Smith is terminated in connection with a change of control (as defined in the Employment Agreement, but including any transaction where 50% of the combined voting power of the Company prior to such transaction does not continue to represent at least 50% of the combined voting power of the Company following the completion of such transaction), or during the 18-month period following a change of control, the Company terminates the Employment Agreement without cause, or Mr. Smith terminates the Employment Agreement for good reason, then Mr. Smith shall be entitled to receive the compensation payable upon a without cause termination as provided in the immediately preceding paragraph, except that instead of 12 months of salary at his then base rate, he is to receive 2 times the total of (a) his base salary; and (b) his annual cash bonus earned during the prior fiscal year. In addition, the Compensation Committee, in its sole discretion, may award an additional cash bonus related to the change of control transaction, if the terms of the transaction are deemed to be significantly favorable to the Company.

The Employment Agreement includes customary confidentiality, non-disclosure, arbitration and assignment of inventions language. The Employment Agreement also includes a customary six month non-compete obligation and a one-year non-solicitation obligation, following Mr. Smith’s termination of employment.

Potential Payments Upon Termination or Change in Control

Ryan Smith, our current Chief Executive Officer and Chief Financial Officer, is eligible to receive certain severance benefits and change in control benefits pursuant to his employment agreement, as described above. The employment agreement of David Veltri, our former Chief Executive Officer, was terminated on February 25, 2019, and he is not currently entitled to any potential payments upon a change in control.

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Directors Compensation

We generally use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. Additionally, our directors are reimbursed for reasonable travel expenses incurred in attending meetings. In setting director compensation, we consider the significant amount of time that directors expend fulfilling their duties to us as well as the skill level required of such directors. For the year ended December 31, 2020, all non-employee director compensation was paid in cash as shown below:

	Nature of Director Fees
Director Name	Director	Committee	Stock Awards(a)	Total
James W. Denny III	$26,000	$-	$24,450	$50,450
Randall D. Keys	26,000	-	24,450	50,450
Javier F. Pico(1)	51,000	-	39,120	90,120
D. Stephen Slack	26,000	-	24,450	50,450
Ryan L. Smith(2)	-	-	-	-

Former Directors
Patrick E. Duke (3)	39,000	-	-	39,000

All directors as a group	$168,000	$-	$112,470	$280,470

* The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Option Awards, Non-Equity Incentive Plan Compensation, Change in Pension Value and Nonqualified Deferred Compensation Earnings during the period presented. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(a) Represents the fair value of the grant of shares of our Common Stock calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(1)	Mr. Pico received an additional $25,000 and 3,000 shares of restricted stock related to unpaid 2019 director fees.

(2)	Mr. Smith does not receive any additional compensation for serving on the Board of Directors other than the compensation described in the Summary Executive Compensation Table, above.

(3)	Mr. Duke resigned from the Board of Directors on January 27, 2021. Mr. Duke was paid an additional $13,000 in director fees during 2021.

Compensation Committee

We have a Compensation Committee, the members of which are D. Stephen Slack, Randall D. Keys and Javier F. Pico. These members are independent under applicable criteria established by Nasdaq. The Compensation Committee met formally on one occasion in 2020 and discussed compensation matters informally several times during the year. All Compensation Committee members attended all meetings of the Committee during 2020, either in person or by telephone.

The Compensation Committee reviews and recommends to the Board compensation packages for our officers. The Compensation Committee may delegate to a subcommittee or to our Chief Executive Officer or other officer such of its duties and responsibilities as the Compensation Committee deems to be in the best interests of the Company, provided such delegation is not prohibited by law or Nasdaq rule.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Randall D. Keys, Javier F. Pico and D. Stephen Slack, who are all independent members of our Board of Directors. No member of the Compensation Committee is an employee or a former employee of the Company. During fiscal 2020, none of our executive officers served on the compensation committee (or its equivalent) or Board of Directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Compensation Risk Assessment

We do not believe that our compensation programs encourage excessive risk taking. Risk mitigating factors of our compensation program and Board governance include:

●	A mix of short-term and long-term incentives designed to incentivize creation of long-term shareholder value; and

●	Caps on awards under our bonus programs, along with the use of targeted performance goals designed to emphasize metrics that lead to long-term shareholder value creation.

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Equity Compensation Plan Information

A summary of the combined activity in each of our equity incentive plans for the year ended December 31, 2020, is as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted- average exercise price of outstanding options
Equity compensation plans approved by the security holders	31,367	$64.78
Total	31,367	$64.78

Certain Relationships and Related Transactions

Family Employment

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

We have adopted a nepotism policy pursuant to which family members of any employee, which include fathers, mothers, siblings, sons, daughters, nieces, nephews or grandchildren, may not be hired or terminated by a direct family member. Additionally, family members are not allowed to participate in any discussion relating to the setting of compensation rates for other family members. An immediate relative of any employee can only be hired after the Compensation Committee has reviewed the application of the direct family member and has satisfied itself that (a) the position is necessary, (b) the position has been adequately advertised, (c) other applicants have been interviewed by non-family managers of the Company and (d) the family member is the most qualified candidate for the position. Further, written approval from the Chairman of the Compensation Committee must be received along with an approved rate of pay before any family members of any employees, officers or directors can be employed and paid by us.

Related Person Transaction Policy

From time to time, we have entered into transactions with certain “related persons,” a category that generally includes executive officers, directors, and beneficial owners of 5% or more of our Common Stock, and immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We refer to transactions with these related persons as “related party transactions.” The Audit Committee is responsible for the review and approval of each related party transaction exceeding $120,000, although, as a matter of practice, the Audit Committee reviews, and, if appropriate, approves, all related party transactions regardless of the amount involved.

The Audit Committee considers all relevant factors when determining whether to approve a proposed related party transaction, including (without limitation):

●	the size of the transaction and the amount of consideration that might be paid to a related person;

●	the nature of the interest of the applicable related person; and

●	whether the transaction involves the provision of goods or services to us that are available from unaffiliated third parties.

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Implementation of the Policy

In determining whether to approve a proposed related party transaction, the Audit Committee must be reasonably satisfied that:

●	the transaction likely will significantly benefit all shareholders, even though it will provide a benefit to the related parties; and

●	goods or services of comparable quality either cannot be obtained from third parties in time to meet the Company’s needs or can be obtained but at a significantly higher cost.

In appropriate circumstances, the Audit Committee may enlist outside sources to obtain information about the possibility of using third-party vendors’ goods and/or services.

Compensation of certain related persons other than executive officers is determined by the Compensation Committee rather than the Audit Committee as discussed in “Family Employment.” The policy has been followed by the Committee since 2004.

Related Party Transactions

Except as discussed below or otherwise disclosed above under “Executive Compensation” and “Directors Compensation”, there have been no transactions over the last two fiscal years, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the Company’s total assets at year-end for the last two completed fiscal years, and in which any officer, director, or any shareholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

On January 21, 2021, the Board of Directors issued Mr. Ryan L. Smith, the Company’s Chief Executive Officer and Chief Financial Officer, 100,000 shares of common stock, which shares vest equally over a four-year period.

On February 22, 2021, the Board of Directors granted each of the four independent members of the Board of Directors 10,000 shares of restricted common stock which vest in full on January 28, 2022, subject to such person’s continued service with the Company through such vesting date, in consideration for services rendered for the period from February 22, 2021 to January 28, 2022.

Board Recommendation

The Board recommends you vote for Proposal 3. For the reasons provided in this Proxy Statement, we are asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation philosophy, policies and procedures and the compensation of our Named Executive Officers for 2020 as disclosed in the Proxy Statement for U.S. Energy’s 2021 Annual Meeting of Shareholders pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, be, and hereby is, APPROVED.”

PROPOSAL 4: APPROVAL OF THE U.S. ENERGY CORP. 2021 EQUITY INCENTIVE PLAN

At the Annual Meeting, shareholders are requested to approve and adopt the Company’s 2021 Equity Incentive Plan, which we refer to as the 2021 Plan.

The following is a summary of the principal features of the 2021 Plan. This summary does not purport to be a complete description of all of the provisions of the 2021 Plan. It is qualified in its entirety by reference to the full text of the 2021 Plan, as proposed to be ratified, which is included as Appendix A to this proxy statement.

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General

On April 27, 2021, the Board of Directors adopted the 2021 Plan, subject to approval and adoption by the shareholders of the Company at the Annual Meeting (i.e., such 2021 Plan is not effective until adopted by the shareholders of the Company).

The 2021 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

Shares Available Under the 2021 Plan; Evergreen Provision

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2021 Plan is the sum of (i) one million (1,000,000) shares, and (ii) an annual increase on April 1st of each calendar year, beginning in 2022 and ending in 2031, in each case subject to the approval of the Board of Directors or the Compensation Committee on or prior to the applicable date, equal to the lesser of (A) five percent (5%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year; (B) one million (1,000,000) shares; and (C) such smaller number of shares as determined by the Board of Directors or Compensation Committee (the “Share Limit”), also known as an “evergreen” provision. Notwithstanding the foregoing, shares added to the Share Limit are available for issuance as incentive stock options only to the extent that making such shares available for issuance as incentive stock options would not cause any incentive stock option to cease to qualify as such. In the event that the Board of Directors or the Compensation Committee does not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable date provided for under the plan, the Share Limit remains at its then current level. Notwithstanding the above, no more than 10,000,000 incentive stock options may be granted pursuant to the terms of the 2021 Plan.

If an award granted under the 2021 Plan entitles a holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2021 Plan. As a result, the shares available for granting future awards under the 2021 Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2021 Plan in connection with awards previously granted under such 2021 Plan will again be available for awards under the 2021 Plan as follows: shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was forfeited or cancelled without the delivery of shares will again be available for awards.

In no event, however, may common stock that is surrendered or withheld to pay the exercise price of a stock option or to satisfy tax withholding requirements be available for future grants under the 2021 Plan. In addition, shares of common stock related to awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the 2021 Plan.

The shares available for awards under the 2021 Plan will be authorized but unissued shares of our common stock or shares acquired in the open market or otherwise.

Administration

The Company is the issuer (manager) of the 2021 Plan. The 2021 Plan is administered by either (a) the Compensation Committee; or (b) the entire Board of Directors of the Company, as determined from time to time by the Board of Directors (the “Administrator”). The Administrator has the exclusive right to interpret and construe the 2021 Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the 2021 Plan.

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On or after the date of grant of an award under the Plan, the Administrator may (i) accelerate the date on which any such award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such award, including, without limitation, extending the period following a termination of a participant’s employment during which any such award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Internal Revenue Code (the “Code”).

Eligibility

Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2021 Plan. Incentive stock options may be granted under the 2021 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2021 Plan.

No awards are issuable by the Company under the 2021 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

Option Terms

Stock options may be granted by the Administrator and may be either non-qualified (non-statutory) stock options or incentive stock options. The Administrator, in its sole discretion, determines the exercise price of any options granted under the Plan which exercise price is set forth in the agreement evidencing the option, provided however that at no time can the exercise price be less than the $0.01 par value per share of the Company’s common stock. Stock options are subject to the terms and conditions, including vesting conditions, set by the Administrator (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options). The exercise price for all stock options granted under the 2021 Plan will be determined by the Administrator, except that no incentive stock options can be granted with an exercise price that is less than 100% of the fair market value of the Company’s common stock on the date of grant. Further, shareholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant.

The term of all stock options granted under the 2021 Plan will be determined by the Administrator, but the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to shareholders who own greater than 10% of the Company’s voting stock). Each stock option gives the grantee the right to receive a number of shares of the Company’s common stock upon exercise of the stock option and payment of the exercise price. The exercise price may be paid in cash or if approved by the Administrator, shares of the Company’s common stock. The Administrator may also permit other ways for a grantee to pay the exercise price.

Options granted under the 2021 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator. The Administrator has the power to accelerate the time as of which an option may vest or be exercised.

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option. The Administrator may grant non-statutory stock options that are transferable to the extent provided in the applicable written agreement.

Incentive stock options granted under the 2021 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Nonqualified (non-statutory stock options) granted under the 2021 Plan are not intended to qualify as incentive stock options under the Code.

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Terms of Restricted Stock Awards and Stock Awards

The Administrator may issue shares of restricted stock under the 2021 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion. Restricted shares are shares of the Company’s common stock that may be (but are not required to be) forfeitable until the applicable restrictions lapse. The Administrator will determine the restrictions for each award and the restrictions may be based on the passage of time or the achievement of specific performance goals. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the grantee will forfeit his or her restricted shares. Unless the Administrator determines otherwise, a grantee will have shareholder rights with respect to his or her restricted shares, including the right to vote the shares and receive dividends on them. Any stock dividends on restricted shares are subject to the same restrictions that apply to those restricted shares. Generally, in the event a recipient’s employment or service with our company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our company in accordance with such restricted stock agreement.

The Administrator determines how any awards granted under the 2021 Plan will vest.

Additionally, common stock may be issued as stock awards or performance shares pursuant to the 2021 Plan without vesting restrictions or with such restrictions as determined by the Administrator in its sole discretion.

Rights to acquire shares of common stock under the restricted stock purchase or grant agreement are transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as the Administrator may determine in its discretion, so long as shares of common stock awarded under the restricted stock agreement remain subject to the terms of such agreement.

Terms of Performance Shares

The Administrator, in its sole discretion, may from time-to-time award performance shares to eligible persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. The Administrator determines the terms and conditions of any award of performance shares, which shall be set forth in the related award agreement, including without limitation: (a) the purchase price, if any, to be paid for such performance shares, which may be zero, subject to such minimum consideration as may be required by applicable law; (b) the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such awards; (c) the number of performance shares that shall be paid to the participant if the applicable Performance Objectives are exceeded or met in whole or in part; and (d) the form of settlement of a performance share. Each performance share shall have a value equal to the fair market value of a share of common stock.

Performance Periods may overlap, and participants may participate simultaneously with respect to performance shares for which different Performance Periods are prescribed. Performance Objectives may vary from participant to participant and between awards and shall be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.

In the sole discretion of the Administrator and as set forth in the award agreement for an award of performance shares, all performance shares held by a participant and not earned shall be forfeited by the participant upon the participant’s termination of service with the Company. Notwithstanding the foregoing, unless otherwise provided in an award agreement with respect to an award of performance shares, in the event of the death, disability or retirement of a participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such performance shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the participant was employed by the Company or an affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such performance shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.

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The settlement of a performance share shall be made in cash, whole shares of common stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a participant to defer payment in settlement of performance shares on terms and conditions approved by the Administrator and set forth in the related award agreement entered into in advance of the time of receipt or constructive receipt of payment by the participant.

Performance shares shall not be transferable by the participant. The Administrator has the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of common stock that are delivered to a participant in settlement of any performance shares.

Tax Withholding Adjustments

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing our company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Termination of Service

With respect to incentive stock options granted under the 2021 Plan, unless the applicable award agreement provides otherwise, in the event of a grantee’s termination of service due to his or her death or disability, that the grantee’s stock options will vest in their entirety and remain exercisable until one year after such termination of service (but not beyond the original term of the stock option); and thereafter, all stock options will be cancelled and forfeited to the Company. Except as set forth above, the incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the 2021 Plan, or within such period following a termination of service as shall have been determined by the Administrator and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service.

Non-incentive stock options are governed by the related award agreements and have such terms as determined by the Administrator.

In the sole discretion of the Administrator, all shares of restricted stock held by a participant and still subject to restrictions shall be forfeited by the participant upon the participant’s termination of service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an award agreement with respect to an award of restricted stock, in the event of the death, disability or retirement of a participant during the restriction period, or in other cases of special circumstances (including hardship or other special circumstances of a participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such participant’s restricted stock, if it finds that a waiver would be appropriate.

Duration; Termination of the 2021 Plan

The 2021 Plan will automatically terminate on the 10th anniversary of original approval date of the 2021 Plan (April 28, 2031). However, prior to that date, the Company’s Board of Directors may amend or terminate the 2021 Plan as it deems advisable, but it cannot adopt an amendment if it would (1) without a grantee’s consent, materially and adversely affect that grantee’s award; or (2) without shareholder approval, increase the numbers of shares of the Company’s common stock that can be awarded under the 2021 Plan.

Our Board may submit any other amendment to the 2021 Plan for shareholder approval if it concludes that shareholder approval is otherwise advisable, similar to how the Board is seeking shareholder approval for this Proposal 4.

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Effect of Certain Corporate Events

Adjustments. In the event of (1) changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any award or (2) any change in applicable laws or any change in circumstances that results in, or would result in, any substantial dilution or enlargement of the rights granted to, or available for, grantees, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the 2021 Plan, the Administrator will adjust or substitute awards as it determines equitable.

Change of Control Treatment. Upon the occurrence of:

(i)        the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)       the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii)      in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Act of 1933, as amended (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and our company with respect to participation in the 2021 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

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Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2021 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

Modification of Awards under the 2021 Plan

The Board is permitted to amend the terms and provisions of outstanding awards if the amended terms and provisions would have been permissible when the award was granted, including extensions of the exercise period and acceleration of the vesting schedule of such awards. However, no such action may (1) materially and adversely affect the rights of any grantee with respect to outstanding awards without his or her written consent or (2) cause an award intended to qualify as performance-based compensation under Section 162(m) of the Code to cease being qualified as that type of compensation.

Additionally, notwithstanding anything to the contrary in the 2021 Plan, the Company may reprice any stock option granted under the plan without the approval of the shareholders of the Company, or the holder of the option. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a stock option after it is granted, (B) any other action that is treated as a repricing under GAAP, or (C) cancelling a stock option at a time when its exercise price exceeds the fair market value of the underlying common stock, in exchange for another stock option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s common stock then trades or is quoted, provided that no repricing may (1) increase the exercise price of any option granted under the 2021 Plan, or (2) reduce the exercise price below the fair market value of the Company’s common stock on the date the action is taken to reduce such exercise price (without the approval of the holder thereof).

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In addition to, and without limiting the above, the Administrator may permit the voluntary surrender of all or a portion of any stock option granted under the plan to be conditioned upon the granting to the participant of a new stock option for the same or a different number of shares of common stock as the stock option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new stock option to such participant. Subject to the provisions of the plan, such new stock option shall be exercisable at such option price, during such option period and on such other terms and conditions as are specified by the Administrator at the time the new stock option is granted. upon surrender, the stock options surrendered shall be canceled and the shares of common stock previously subject to them shall be available for the grant of other stock options.

Awards planned under the 2021 Plan

There are no current plans to issue any awards under the 2021 Plan at this time.

Required Vote and Recommendation

Provided a quorum of at least a majority of the issued and outstanding shares of Common Stock is present (in person or by proxy), this proposal will be approved if the votes cast favoring the proposal exceeds the votes cast opposing the proposal. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will not have an effect on the proposal.

Board Recommendation

The Board recommends you vote for Proposal 4. For the reasons provided in this Proxy Statement, we are asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders approve and ratify the adoption of the U.S. Energy Corp. 2021 Equity Incentive Plan.”

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REPORT OF THE AUDIT COMMITTEE

Management is responsible for the preparation of our financial statements, and the reporting process, as well as maintaining effective internal control over financial reporting and assessing the effectiveness of the controls. For the fiscal year ended December 31, 2020 Plante & Moran, PLLC was responsible for auditing the annual financial statements and expressing an opinion as to whether they are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States. The Audit Committee is responsible for, among other things, reviewing and selecting the independent registered public accounting firm, reviewing our annual and interim financial statements, and pre-approving all engagement letters and fees for audit and non-audit services provided by our independent accountant.

In performing its oversight functions in connection with our financial statements as of and for the year ended December 31, 2020, the Audit Committee has:

●	Reviewed and discussed the audited financial statements with management and our independent registered public accounting firm, including the quality of the accounting principles, and the reasonableness of significant judgments made in the preparation of the financial statements;

●	Discussed with the Company’s independent registered public accounting firm the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission;

●	Received written disclosures from our independent registered accounting firm regarding its independence as required by the PCAOB and discussed with the independent registered accounting firm its independence;

●	Discussed with the independent registered public accounting firms the firm’s independence; and

●	Considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon the foregoing reports and discussions, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to in its charter, the Audit Committee recommended to the Board, and the Board has approved, that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on March 26, 2021.

Respectfully submitted by the Audit Committee of the Board,

/s/ Randall D. Keys, Chairman
/s/ Javier F. Pico
/s/ D. Stephen Slack

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Additional Filings

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, 675 Bering Drive, Suite 390, Houston, Texas 77057; Attention: Ryan Smith, Chief Executive Officer.

Documents Incorporated By Reference

None.

Other Matters

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of shareholders and has not been informed that any other matters are to be presented by others.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

Company Contact Information

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

U.S. Energy Corp.

675 Bering Drive, Suite 390

Houston, Texas 77057

Attention: Ryan Smith, Chief Executive Officer

By Order of the Board of Directors,

/s/ Ryan L. Smith
Ryan L. Smith, Chief Executive Officer and Director

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APPENDIX A

U.S. ENERGY CORP.

2021 EQUITY INCENTIVE PLAN

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U.S. ENERGY CORP.

2021 EQUITY INCENTIVE PLAN

ARTICLE I.

PREAMBLE

1.1. This 2021 Equity Incentive Plan of U.S. Energy Corp. (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2. Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3. The Company’s Board of Directors adopted the Plan on April 27, 2021, subject to shareholder approval (the “Adoption Date”). This Plan shall be subject to shareholder approval and shall not become effective until approved by shareholders. The date of such shareholder approval shall be defined as the “Effective Date”. Shareholder approval is to be obtained in accordance with the Company’s Articles of Incorporation and Bylaws, each as amended, and Applicable Laws. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Adoption Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4. The Plan shall be governed by, and construed in accordance with, the laws of the State of Wyoming (except its choice-of-law provisions).

1.5. Capitalized terms shall have the meaning provided in ARTICLE II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II.

DEFINITIONS

DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1. “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

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2.2. “Adoption Date” has the meaning given to such term in Section 1.3.

2.3. “Administrator” means the Board or a Committee.

2.4. “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.5. “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal, state or local laws, any Stock Exchange rules or regulations and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules and regulations shall be in effect from time to time.

2.6. “Available Shares” means the sum of (i) one million (1,000,000) shares of Common Stock, and (ii) an annual increase on April 1st of each calendar year, beginning in 2022 and ending in 2031 (each a “Date of Determination”), in each case subject to the approval and determination of the Administrator on or prior to the applicable Date of Determination, equal to the lesser of (A) five percent (5%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year; (B) one million (1,000,000) shares of Common Stock; and (C) such smaller number of shares as determined by the Administrator (the “Share Limit”). Notwithstanding the foregoing, shares added to the Available Shares by the Share Limit are available for issuance as Incentive Stock Options only to the extent that making such shares available for issuance as Incentive Stock Options would not cause any Incentive Stock Option to cease to qualify as such. In the event that the Administrator shall not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable Date of Determination, the Share Limit and Available Shares, shall remain at such level as they were prior to such applicable Date of Determination. For clarity, the Available Shares is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan.

2.7. “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.8. “Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.9. “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

2.10. “Bylaws” means the Company’s Bylaws as amended and restated from time to time.

2.11. “Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

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2.12. “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.13. “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan. In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Compensation Committee has authority to administer the Plan), if any, or the Board of Directors of the Company.

2.14. “Common Stock” means the Company’s common stock.

2.15. “Company” means U.S. Energy Corp., a Wyoming corporation.

2.16. “Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.17. “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant (unless otherwise provided for in the applicable Award Agreement), as determined by the Administrator in good faith and subject to Applicable Laws. Subject to Applicable Laws, the Administrator shall determine whether a leave of absence, or absence in military or government service, shall constitute an interruption of Continuous Service Status; provided, however, that, (i) if an Employee is holding an Incentive Stock Option and such leave exceeds 3 months, then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the 1st day following such 3-month period, and the Incentive Stock Option shall thereafter automatically become a Nonqualified Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy, and (ii) the Administrator shall not have any such discretion to the extent that the grant of such discretion would cause any tax to become due under Section 409A of the Code. Also, Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its subsidiaries or Affiliates, or their respective successors.

2.18. “Director” means a member of the Board of Directors of the Company.

2.19. “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.20. “Effective Date” shall be the date set forth in Section 1.3 of the Plan.

2.21. “Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.

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2.22. “Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Administrator. In making such determinations, the Administrator may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Administrator in its discretion shall deem relevant.

2.23. “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.24. “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.25. “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

2.25.1 If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE American, Nasdaq National Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

2.25.2 If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, or the Common Stock is quoted on an over-the-counter market, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

2.25.3 In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

2.25.4 The Administrator also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Administrator may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

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2.26. “Grant Date” means, as to any Award, the latest of:

2.26.1 the date on which the Administrator authorizes the grant of the Award; or

2.26.2 the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

2.26.3 such other date (later than the dates described in 2.26.1 and 2.26.2 above) as the Administrator may designate and as set forth in the Participant’s Award Agreement.

2.27. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.28. “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under ARTICLE IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.

2.29. “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.30. “Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2.31. “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.32. “Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.33. “Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.34. “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

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2.35. “Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.36. “Performance Objectives” shall have the meaning set forth in ARTICLE IX of the Plan.

2.37. “Performance Period” shall have the meaning set forth in ARTICLE IX of the Plan.

2.38. “Performance Share” means an Award under ARTICLE IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Administrator, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.

2.39. “Plan” means this U.S. Energy Corp. 2021 Equity Incentive Plan, as it may be amended from time to time.

2.40. “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.41. “Restricted Stock” means an Award under ARTICLE VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Administrator, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.

2.42. “Restriction Period” means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Administrator, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.

2.43. “Retirement” means retirement as determined under procedures established by the Administrator or in any Award, as set forth in a Participant’s Award Agreement.

2.44. “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.45. “Shares” means shares of Common Stock issued in connection with Awards granted under this Plan, including, where applicable, upon exercise of Stock Options granted under this Plan.

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2.46. “Share Limit” has the meaning given to such term under the definition of Available Shares, above.

2.47. “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time, and shall initially mean the Nasdaq Capital Market.

2.48. “Stock Award” means an Award of shares of Common Stock under ARTICLE VIII of the Plan.

2.49. “Stock Option” means an Award under ARTICLE IV or ARTICLE V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.50. “Ten Percent Shareholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.51. “Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Administrator in its sole discretion. In determining whether a Termination of Service has occurred, the Administrator may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III.

ADMINISTRATION

3.1. The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3. The Administrator shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Administrator may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Administrator’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in ARTICLE XI, and terminate or suspend the Plan as provided in ARTICLE XI. All acts, determinations and decisions of the Administrator made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons. On or after the date of grant of an Award under the Plan, the Administrator may (i) accelerate the date on which any such Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

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3.2. The Administrator may, to the full extent permitted by and consistent with Applicable Law and the Company’s Bylaws, and subject to Subparagraph 3.2.1 herein below, delegate any or all of its powers with respect to the administration of the Plan to the Company’s Compensation Committee or another Committee of the Company consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

3.2.1 If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Administrator as set forth herein, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

3.2.2 The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

3.2.3 In addition to, and not in limitation of, the right of Administrator, the full Board of Directors and/or the Company’s Compensation Committee may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other Applicable Law, rule or regulation. In connection with any such grants, the Board of Directors and/or the Company’s Compensation Committee shall have all of the power and authority of the Administrator to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3. Without limiting the provisions of this ARTICLE III, and subject to the provisions of ARTICLE X, the Administrator is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in ARTICLE X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Administrator may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

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3.4. Subject to the provisions of Section 3.9 and this Section 3.4, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be the Available Shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

3.4.1 For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

3.4.2 If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

3.4.3 For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan.

3.4.4 The foregoing subsections 3.4.1 and 3.4.2 of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other Applicable Law, rule or regulation.

3.5. Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Administrator. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Administrator (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

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3.6. In the event the Plan and/or the Common Stock issuable in connection with Awards hereunder are registered with the Securities Exchange Commission (the “SEC”) under the Act, (a) no shares of Common Stock or other awards hereunder shall be issuable by the Company under the Plan and pursuant to such registration statement, except to natural persons (as such term is interpreted by the SEC); and (b) no shares of Common Stock or other awards hereunder shall be issued (i) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (ii) where the services directly or indirectly promote or maintain a market for the Company’s securities.

3.7. The Administrator may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any Stock Exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Administrator may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Administrator may rely upon an opinion of counsel for the Company.

3.8. Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Administrator, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.9. The total amount of shares with respect to which Awards may be granted under the Plan, the Available Shares, Share Limit, the ISO Limit and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as a result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

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3.10. No director or person acting pursuant to authority delegated by the Administrator shall be liable for any action or determination under the Plan made in good faith. The members of the Administrator shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11. The Administrator shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in Applicable Laws, regulations or accounting principles. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Administrator may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12. Subject to the express provisions of the Plan, the Administrator shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Administrator in its sole discretion.

ARTICLE IV.

INCENTIVE STOCK OPTIONS

4.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this ARTICLE IV and ARTICLE III and ARTICLE VI and subject to the following conditions:

4.1.1 Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Administrator.

4.1.2 The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

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4.1.3 An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Administrator as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service (except as otherwise provided in any employment agreement approved by the Administrator), unless employment shall have terminated:

(i) as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii) as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

(iii) and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

4.1.4 The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

4.1.5 No Incentive Stock Options may be granted more than ten (10) years from the Adoption Date.

4.1.6 The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

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4.2. The Administrator may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this ARTICLE IV or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.3. Each provision of this ARTICLE IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

4.4. Subject to the limitations of Section 3.4, and subject to adjustment in accordance with Section 3.9 hereof, the maximum number of awards which may be granted as Incentive Stock Options under this Plan is the lesser of (a) the then Available Shares (as adjusted from time to time as set forth herein); and (b) 10,000,000 shares (as applicable, the “ISO Limit”).

ARTICLE V.
NONQUALIFIED STOCK OPTIONS

5.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this ARTICLE V and ARTICLE III or ARTICLE VI and subject to the following conditions:

5.1.1 Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Administrator.

5.1.2 The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

5.1.3 A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Administrator and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement.

5.2. The Administrator may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this ARTICLE V or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

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ARTICLE VI.
INCIDENTS OF STOCK OPTIONS

6.1. Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Administrator and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with Applicable Laws, regulations or rulings of any governmental authority.

6.2. Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Administrator, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Administrator may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Administrator shall apply to the right to consent to amendments to the Award Agreement.

6.3. Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Administrator, subject to limitations set forth in the Stock Option Award Agreement. The Administrator may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Administrator. In the sole discretion of the Administrator, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Administrator also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4. The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

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6.5. The Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6. The Administrator may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

6.7. The Administrator shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

6.8. Notwithstanding anything to the contrary herein, the Company may reprice any Stock Option granted under the Plan without the approval of the shareholders of the Company, or the holder of the option. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted, provided that no repricing may (1) increase the exercise price of any option granted under the Plan, or (2) reduce the exercise price below the Fair Market Value of the Company’s Common Stock on the date the action is taken to reduce such exercise price (without the approval of the holder thereof).

6.9. In addition to, and without limiting the above Section 6.8, the Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

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ARTICLE VII.
RESTRICTED STOCK

7.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE VII.

7.2. The Administrator shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

7.2.1 the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

7.2.2 the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

7.2.3 the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

7.2.4 whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

7.2.5 whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

7.2.6 whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3. Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Administrator may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Administrator and has otherwise complied with the applicable terms and conditions of such Award.

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7.4. In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.

7.5. Except as otherwise provided in this ARTICLE VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6. Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Administrator, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7. Except as provided in this ARTICLE VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Administrator may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Administrator shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

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ARTICLE VIII.
STOCK AWARDS

8.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this ARTICLE VIII.

8.2. For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3. Unless otherwise determined by the Administrator and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Administrator expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX.
PERFORMANCE SHARES

9.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE IX.

9.2. The Administrator shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

9.2.1 the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

9.2.2 the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

9.2.3 the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

9.2.4 the form of settlement of a Performance Share.

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9.3. At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4. Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5. Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.

9.6. In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.

9.7. The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Administrator and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8. Performance Shares shall not be transferable by the Participant. The Administrator shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

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ARTICLE X.
CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1. Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

10.1.1 all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

10.1.2 all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i) all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii) the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii) the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Administrator, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv) upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect; and

10.1.3 all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2. Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1.1, 10.1.2 and 10.1.3 above.

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10.3. After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Administrator may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI.
AMENDMENT AND TERMINATION

11.1. Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof, to the extent required by the Act or the Code, or rules and regulations of the Stock Exchange and/or such other securities exchanges, if any, which the Company’s Common Stock is then subject to, however, no amendment, without approval by the Company’s shareholders, shall:

11.1.1 materially alter the group of persons eligible to participate in the Plan;

11.1.2 except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan; or

11.1.3 alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1.4 or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2. No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Administrator) any Award theretofore granted to such Participant under this Plan; provided, however, that the Administrator retains the right and power to:

11.2.1 annul any Award if the Participant is terminated for cause as determined by the Administrator; and

11.2.2 convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3. If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in ARTICLE X.

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ARTICLE XII.
SECURITIES MATTERS AND REGULATIONS

12.1. Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

12.2. Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

12.3. In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

ARTICLE XIII.
SECTION 409A OF THE CODE

13.1. Unless otherwise expressly provided for in an Award Agreement, the Plan and each Award Agreement will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Administrator determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

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13.2. With respect to any Award that constitutes nonqualified deferred compensation within the meaning of Section 409A of the Code, termination of a Participant’s Continuous Service Status shall mean a separation from service within the meaning of Section 409A of the Code, unless the Participant was an Employee immediately prior to such termination and is then contemporaneously retained as a Consultant pursuant to a written agreement and such agreement provides otherwise. The Continuous Service Status of a Participant shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to Subsidiary and such Subsidiary ceases to be a Subsidiary, unless the Administrator determines otherwise. To the extent permitted by Section 409A of the Code, a Participant who ceases to be an Employee of the Company but continues, or simultaneously commences, services as a Director of the Company shall be deemed to have had a termination of Continuous Service Status for purposes of the Plan.

ARTICLE XIV.
MISCELLANEOUS PROVISIONS

14.1. Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Administrator, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in ARTICLE VII with respect to Restricted Stock and except as otherwise provided by the Administrator.

14.2. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

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14.3. The terms of the Plan shall be binding upon the Company, its successors and assigns.

14.4. Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

14.5. This Plan and all actions taken hereunder shall be governed by the laws of the State of Wyoming.

14.6. Each Participant exercising an Award hereunder agrees to give the Administrator prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof, as applicable.

14.7. If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

14.8. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

14.9. The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

14.10. If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

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14.11. Compliance with other laws.

14.11.1 For Reporting Persons:

(i) the Plan is intended to satisfy the provisions of Rule 16b-3;

(ii) all transactions involving Participants who are subject to Section 16(b) of the Act are subject to the provisions of Rule 16b-3 regardless of whether they are set forth in the Plan; and

(iii) any provision of the Plan that conflicts with Rule 16b-3 does not apply to the extent of the conflict.

14.11.2 If any provision of the Plan, any Award, or Award Agreement conflicts with the requirements of Code Section 162(m) or 422 for Awards subject to these requirements, then that provision does not apply to the extent of the conflict.

14.11.3 Notwithstanding any other provision of the Plan, if, for an Employee of a parent company, the conversion of an Incentive Stock Option to a Nonqualified Stock Option or the treatment of an Incentive Stock Option as a Nonqualified Stock Option would not satisfy the requirements of Code Section 409A or an exemption thereto, as determined by the Administrator in its exclusive discretion, then the Incentive Stock Option shall terminate on the date that it would no longer qualify as an Incentive Stock Option as determined by the Administrator in its exclusive discretion.

14.12. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Administrator, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.

14.13. Any reference in the Plan to a written document includes any document delivered electronically or posted on the Company’s intranet.

14.14. The headings and captions in the Plan are inserted as a matter of convenience for organizational purposes, and do not construe, define, extend, interpret, or limit any provision of the Plan.

14.15. Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

14.16. Any reference in the Plan to a statutory or regulatory provision includes corresponding successor provisions.

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14.17. The proceeds from the sale of shares pursuant to Awards granted under the Plan shall constitute general funds of the Company.

14.18. A Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

14.19. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by Applicable Law, Company policy and/or the requirements of a Stock Exchange on which the Shares are listed for trading, in each case, as in effect from time to time, to recoup compensation of whatever kind paid by the Company at any time to a Participant under this Plan. No such recoupment of compensation will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement between any Participant and the Company.

14.20. Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Administrator, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the preparation of the Award Agreement or related grant documentation, the corporate records will control, and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documentation.

14.21. Nothing contained in the Plan or in any Award agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

* * * * *

Approved by the Board of Directors on April 27, 2021, and approved and ratified by the Shareholders of the Company on ___________, 2021.

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FORM OF PROXY

(SEE ATTACHED)

U.S. ENERGY CORP.

U.S. ENERGY CORP
[illegible]
[illegible]
[illegible]

VOTE VIA THE INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D53602-P57483

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

U.S. ENERGY CORP.

The Board of Directors recommends that you vote FOR the nominees:

	For All	Withhold All	For All Except
1. To elect two Class Two directors to serve for a term expiring at our 2024 Annual Meeting of Shareholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees Class Two:

01) James W. Denny III
02) Ryan L. Smith

	For	Against	Abstain
The Board of Directors recommends you vote FOR the following proposal No. 2:			
2. To ratify the appointment of Plante & Moran PLLC as our independent auditor for the fiscal year ending December 31, 2021.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal No. 3:			
3. To approve, on an advisory basis, the 2020 compensation of the Company's named executive officers.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal No. 4:			
4. To approve the adoption of the Company's 2021 Equity Incentive Plan.	☐	☐	☐

To cumulate votes as to a particular nominee as explained in the Proxy Statement, check the box to the right then indicate the name(s) and the number of votes to be cast for such nominee(s) on the reverse side of this card. **Please do not check the box unless you want to exercise cumulative voting.** ☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please provide your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D53603-P57483

U.S. ENERGY CORP.

This proxy is solicited by the Board of Directors for the Annual Meeting of Shareholders to be held June 24, 2021 8:00 AM, CST

The undersigned, shareholder(s) of U.S. Energy Corp. (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of the Company for the Company's 2021 Annual Meeting, and hereby appoints Ryan L. Smith (the "Proxy"), with full power of substitution and re-substitution, as proxy and attorney-in-fact, to cast all votes that the shareholder(s) is/are entitled to cast at, and with all powers that the undersigned would possess if personally present at, the Annual Meeting of shareholders of the Company, to be held at 8:00 AM, CST on June 24, 2021, at the Company's Offices at 675 Bering Dr., Suite 390, Houston, Texas 77057, and at any adjournment or postponement thereof, and to vote all shares of the Company that the shareholder(s) would be entitled to vote if then and there personally present, on the matters set forth in the proxy statement, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE DIRECTORS SPECIFIED IN PROPOSAL 1 AND FOR EACH OF PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4.

CUMULATE ______________________________

____

(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)

Continued and to be signed on reverse side